Exhibit 32.1


CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350)

     I, Michael E. Kibler, as the President and Chief Executive Officer of US 1 Industries, Inc., certify that, to the best of my knowledge and belief, the Quarterly Report on Form 10-Q for the period ended March 31, 2005, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of US 1 Industries, Inc. at the dates and for the periods indicated. The foregoing certification is made pursuant to 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

                              Dated this 13th day of May 2005.



                              /s/ Michael E. Kibler
                              __________________________________
                              Michael E. Kibler
                              Chief Executive Officer



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to US 1 Industries, Inc. and will be retained by US 1 Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.























Exhibit 32.2


CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350)

     I, Harold E. Antonson, as the Executive Vice President and Chief Financial Officer of US 1 Industries, Inc., certify that, to the best of my knowledge and belief, the Quarterly Report on Form 10-Q for the period ended March 31, 2005, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of US 1 Industries, Inc. at the dates and for the periods indicated. The foregoing certification is made pursuant to 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.


                              Dated this 13th day of May 2005.



                              /s/ Harold E. Antonson
                              ___________________________________
                              Harold E. Antonson
                              Chief Financial Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to US 1 Industries, Inc. and will be retained by US 1 Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.